UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant To Section 14(A) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

MOMENTUS INC.
(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25 (b) per Exchange Act Rules 14a-6 (i) (1) and 0-11

Items of Business

1.
To approve, pursuant to Nasdaq listing rules, the issuance of Class A common stock in connection with the exercise of certain existing Convertible Notes and Warrants, and any future adjustments of the exercise price of the Warrants (the “Convertible Notes and Warrants Proposal”);

2.
To approve, pursuant to Nasdaq listing rules, the issuance of Class A common stock in connection with the use of the Company’s Equity Line of Credit and the exercise of certain Pre-Funded Warrants, and any future adjustment of the ELOC rate (the “Equity Line of Credit Proposal”);

3.
To approve, pursuant to Nasdaq listing rules, the issuance of Class A common stock in connection with the exercise of certain existing Inducement Warrants, and any future adjustments of the exercise price of the warrants (the “October 2025 Inducement Warrant Proposal”);

4.
To approve a Certificate of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of our authorized shares of Class A common stock from 250,000,000 shares to 260,000,000 shares (the “Share Increase Proposal”);

5.
To approve, pursuant to Nasdaq listing rules, the issuance of Class A common stock in connection with the exercise of certain existing Inducement Warrants, and any future adjustments of the exercise price of the warrants (the “December 2025 Inducement Warrant Proposal”); and

6.
Any postponement or adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if there are insufficient votes to approve any of the proposals at the time of the Special Meeting (the “Adjournment Proposal”).

Special Meeting Details
You can vote if you are a stockholder of record as of the close of business on December 10, 2025.

The Special Meeting of Stockholders will be held in a virtual format only, via live webcast at www.virtualshareholdermeeting.com/MNTS2026SM

By order of the Board of Directors,

Jon Layman
Chief Legal Officer and Corporate Secretary
December 29, 2025
Date and Time January 27, 2026 9:00 a.m. Pacific Time

Where Via livestream webcast at www.virtualshareholdermeeting.com/MNTS2026SM

Your Vote is Important Please carefully review the proxy materials and follow the instructions below to cast your vote as soon as possible in advance of the meeting.

VOTE ONLINE By January 26, 2026 www.proxyvote.com

VOTE BY PHONE By January 26, 2026 1-800-690-6903

VOTE BY MAIL By January 26, 2026 Vote Processing c/o Broadridge 51 Mercedes Way Edgewood, NY 11717

VOTE DURING THE MEETING Via livestream webcast at www.virtualshareholdermeeting.com/MNTS2026SM

3901 N. First Street
San Jose, California 95134
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 27, 2026
AT 9:00 A.M. PACIFIC TIME
Reverse Stock Split: Effective December 17, 2025 at 5:00 p.m. Eastern Time, Momentus Inc. effected a reverse stock split of all outstanding shares of the Company’s Class A common stock at a ratio of 1-for-17.85 (the “Reverse Stock Split”). Unless otherwise specified, all share amounts and related figures (as applicable) reported in this Proxy Statement are presented on a post-Reverse Stock Split basis.
GENERAL INFORMATION
What is included in these proxy materials? What is a proxy statement and what is a proxy?
The proxy materials for this Special Meeting of Stockholders (the “Special Meeting”) of Momentus Inc., a Delaware corporation (“Momentus,” the “Company,” “our company,” “we,” “our,” or “us”), include the Notice of Special Meeting, this Proxy Statement (“Proxy Statement”) and a proxy card or voting instruction form. The Company has made these proxy materials available to you because you were a stockholder of record at the close of business on December 10, 2025.
Our principal executive offices are located at 3901 N. First Street, San Jose, California 95134.
A “proxy statement” is a document that U.S. Securities and Exchange Commission (the “SEC”) regulations require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. The word “proxy” has two meanings. A “proxy” is the legal designation of another person to cast the votes entitled to be cast by the holder of the shares and is sometimes called a “proxy card.” That other designated person is called a “proxy” and is sometimes referred to as a “proxy holder.”
We have designated two of our officers as proxies for the Special Meeting. When you authorize a proxy via the Internet, by telephone or (if you have received paper copies of our proxy materials) by returning a proxy card, you appoint John Rood and Jon Layman as your proxies at the Special Meeting (the “proxy”), with full power of substitution by any of them. Even if you plan to attend the Special Meeting, we encourage you to authorize a proxy to vote your shares in advance via the Internet, by telephone or (if you have received paper copies of our proxy materials) by returning a proxy card. If you authorize a proxy via the Internet or by telephone, you do not need to return your proxy card.
The form of proxy and this Proxy Statement have been approved by our board of directors (the “Board”) and are being provided to stockholders by the Board’s authority. These materials were first made available or sent to you on or about December 29, 2025. Any reference in this Proxy Statement to attending the Special Meeting, including any reference to “in person” attendance, means attending by remote communication via live webcast on the Internet.

What am I voting on at the Special Meeting?
At the Special Meeting, our stockholders are asked to consider and vote upon:
•
approving, pursuant to Nasdaq listing rules, the issuance of Class A common stock in connection with the exercise of certain existing Convertible Notes and Warrants, and any future adjustments of the exercise price of the Warrants (the “Convertible Notes and Warrants Proposal”);

•
approving, pursuant to Nasdaq listing rules, the issuance of Class A common stock in connection with the use of the Company’s Equity Line of Credit and the exercise of certain Pre-Funded Warrants, and any future adjustment of the ELOC rate (the “Equity Line of Credit Proposal”);

•
approving, pursuant to Nasdaq listing rules, the issuance of Class A common stock in connection with the exercise of certain existing Inducement Warrants, and any future adjustments of the exercise price of the warrants (the “October 2025 Inducement Warrant Proposal”);

•
approving an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Class A common stock from 250,000,000 shares to 260,000,000 shares (the “Share Increase Proposal”);

•
approving, pursuant to Nasdaq listing rules, the issuance of Class A common stock in connection with the exercise of certain existing Inducement Warrants, and any future adjustments of the exercise price of the warrants (the “December 2025 Inducement Warrant Proposal”); and

•
any postponement or adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if there are insufficient votes to approve any of the proposals at the time of the Special Meeting (the “Adjournment Proposal”).

How does the Board recommend I vote?
The Board recommends that you vote as follows:
•	FOR the Convertible Notes and Warrants Proposal.
•	FOR the Equity Line of Credit Proposal.
•	FOR the October 2025 Inducement Warrant Proposal.
•	FOR the Share Increase Proposal
•	FOR the December 2025 Inducement Warrant Proposal.
•	FOR the Adjournment Proposal.
Will any other business not discussed in this Proxy Statement come before the Special Meeting?
No. Pursuant to the Amended and Restated Bylaws of the Company, as amended (the “Bylaws”), any business transacted at any special meeting of stockholders will be limited to the purposes stated in the notice of the meeting.
What does it mean to vote by proxy?
It means that you give someone else the right to vote your shares in accordance with your instructions. In this way, you ensure that your vote will be counted even if you are unable to attend the Special Meeting. If you properly sign and deliver your proxy but do not include specific instructions on how to vote, the individuals named as proxies will vote your shares as follows:
•	FOR the Convertible Notes and Warrants Proposal.
•	FOR the Equity Line of Credit Proposal.
•	FOR the October 2025 Inducement Warrant Proposal.
•	FOR the Share Increase Proposal.

•	FOR the December 2025 Inducement Warrant Proposal.
•	FOR the Adjournment Proposal.
The individuals named as proxies will vote in their discretion on any other matter that may properly come before the Special Meeting or any postponement or adjournment of the Special Meeting.
Who is entitled to vote?
The Board has fixed the close of business on December 10, 2025 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. On the Record Date, there were 1,700,600 shares of common stock outstanding, on a post-Reverse Stock Split basis, as discussed above. Each share of common stock represents one vote that may be voted on each proposal that may come before the Special Meeting.
How many votes do I have?
Holders of record of shares of our common stock will be entitled to one vote for each share of common stock held by them on the Record Date and have the right to vote on all matters brought before the Special Meeting.
How do I attend and submit my vote for the Special Meeting?
If you are a stockholder of record and your shares are registered directly in your name, you may vote:
•
By Internet. Follow the instructions in the Proxy Materials or on the proxy card. You may vote via internet website address at www.proxyvote.com. Votes by internet must be submitted by 11:59 p.m. Eastern Time on January 26, 2026.

•
By Telephone. If you received a printed copy of the proxy materials, follow the instructions on the proxy card. You may vote via telephone at 1-800-690-6903. Votes by telephone must be submitted by 11:59 p.m. Eastern Time on January 26, 2026.

•
By Mail. If you received a printed copy of the proxy materials, complete, sign, date and mail your proxy card in the enclosed, postage-prepaid envelope provided or return your proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. If you sign and return the enclosed proxy card but do not specify how you want your shares voted, they will be voted FOR the Convertible Notes and Warrants Proposal, FOR the Equity Line of Credit Proposal, FOR the October 2025 Inducement Warrant Proposal, FOR the Share Increase Proposal, FOR the December 2025 Inducement Warrant Proposal, and FOR the Adjournment Proposal, and will be voted according to the discretion of the proxy holder upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. If you are mailed, or otherwise receive or obtain, a proxy card or voting instruction form, and you choose to vote by internet or by telephone, you do not have to return your proxy card or voting instruction form. Votes submitted by mail must be received by January 26, 2026.

•
By Internet at the Special Meeting. You may also vote in person virtually by attending the meeting at www.virtualshareholdermeeting.com/MNTS2026SM. To attend the Special Meeting and vote your shares, you must provide the control number located on your proxy card.

If your shares of common stock are held in street name (held for your account by a broker or other nominee):
•	By Internet or By Telephone. You will receive instructions from your broker or other nominee if you are permitted to vote by internet or telephone.
•	By Mail. You will receive instructions from your broker or other nominee explaining how to vote your shares by mail.
We will be hosting our Special Meeting via live webcast only. Any stockholder can attend the Special Meeting live online at www.virtualshareholdermeeting.com/MNTS2026SM. In order to attend the Special Meeting and vote, you must be a holder of record and provide the control number located on your proxy card. The webcast will start at 9:00 a.m. Pacific Time on January 27, 2026.

How do I submit questions for the Special Meeting?
You will be able to submit questions prior to the Special Meeting by visiting www.proxyvote.com and following the online instructions. Questions submitted prior to the Special Meeting must be submitted no later than 11:59 p.m. Eastern Time on January 26, 2026 (the day before the Special Meeting). You will be able to submit questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/MNTS2026SM. We will respond to questions as time permits, provided that they are relevant and applicable to the Special Meeting.
Who will count the vote?
A representative of Broadridge Financial Solutions, a third-party tabulator, will count the vote and act as the inspector of election.
How do I revoke or change a vote?
If you own common stock of record, you may revoke your proxy or change your voting instructions at any time before your shares are voted at the Special Meeting by delivering to the Corporate Secretary of the Company a written notice of revocation or a duly executed proxy via the Internet, by telephone or by returning a proxy card bearing a later date or by attending the Special Meeting and voting. A stockholder owning common stock in street name may revoke or change voting instructions by contacting the bank, brokerage firm, or other nominee holding the shares or by obtaining a legal proxy from such institution and voting at the Special Meeting.
What does it mean if I receive more than one proxy or voting instruction form?
It means your shares are registered in more than one account. Please complete and provide your voting instructions for all proxy cards and voting instruction cards that you receive. We encourage you to register all your accounts in the same name and address. Registered stockholders may contact our transfer agent, Continental Stock Transfer & Trust Company. Street name stockholders holding shares through a bank, broker or other nominee should contact their bank, broker or nominee and request consolidation of their accounts.
What constitutes a quorum?
The holders of one-third of the voting power of the shares of our common stock issued and outstanding and entitled to vote, in person or represented by proxy at the Special Meeting, constitute a quorum. A quorum is necessary to transact business at the Special Meeting.
What is the required vote to approve the proposals?
The affirmative vote of a majority of the voting power of the shares of our Class A common stock present in person or represented by proxy at the Special Meeting and are voted for or against the matter is required to approve the Convertible Notes and Warrants Proposal, the Equity Line of Credit Proposal, the October 2025 Inducement Warrant Proposal, and the December 2025 Inducement Warrant Proposal. The affirmative vote of the holders of the shares of Class A common stock representing a majority of the voting power of all the then-outstanding shares of Class A common stock of the Company entitled to vote thereon is required to approve the Share Increase Proposal. The affirmative vote of a majority of the voting power of the shares of our Class A common stock present in person or represented by proxy at the Special Meeting is required to approve the Adjournment Proposal.
What is the effect of abstentions and broker non-votes?
Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Special Meeting. A broker non-vote occurs when a bank, broker or other nominee holding shares for a beneficial owner submits a proxy for the Special Meeting without voting on a particular proposal, because the bank, broker or other nominee has not received instructions from the beneficial owner and does not have discretionary voting power with respect to that proposal. If you are a beneficial owner of shares held in street name and you do not instruct your broker how to vote your shares, the question of whether your broker will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Although our shares of Class A common stock are listed with Nasdaq, the NYSE regulates broker-dealers and their discretion to vote on stockholder proposals. Under the NYSE rules applicable to brokers and other similar organizations that are subject to NYSE rules, such organizations may use their discretion to vote your “uninstructed shares” with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. Under such rules and interpretations, non-routine matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation), and certain corporate governance proposals, even if management supported. We understand that the Share Increase Proposal and the Adjournment Proposal will be considered “routine” by the NYSE and, accordingly, we believe that your broker may vote your shares on such proposals without instructions from you. We also understand that the Convertible Notes and Warrants Proposal, the Equity Line of Credit Proposal, the October 2025 Inducement Warrant Proposal, and the December 2025 Inducement Warrant Proposal are considered “non-routine” such that your broker, bank, or other agent may not vote your shares on such proposals in the absence of your voting instructions. Nevertheless, whether a proposal is “routine” or “non-routine” remains subject to the final determination of the NYSE.
We strongly encourage you to submit your voting instructions to your broker to ensure your shares of common stock are voted in accordance with your instructions at the Special Meeting.
Abstentions will have no effect on the outcome of the vote on the Convertible Notes and Warrants Proposal or the Equity Line of Credit Proposal, the October 2025 Inducement Warrant Proposal, or the December 2025 Inducement Warrant Proposal. In addition, abstentions with respect to the Share Increase Proposal or the Adjournment Proposal have the same effect as a vote “Against” such proposal.
Why are you holding a virtual Special Meeting?
The Special Meeting will be held by remote communication in a virtual meeting format only. We believe that the virtual meeting format will provide expanded access, improved communication and cost savings for our stockholders and the Company.
The Special Meeting will convene at 9:00 a.m. Pacific Time on January 27, 2026. We encourage you to access the Special Meeting prior to the start time leaving ample time for the check-in process.
How are proxies solicited and who bears the cost?
The accompanying proxy is solicited by and on behalf of the Board, and the cost of such solicitation will be borne by the Company. Solicitations may be made by mail, personal interview, telephone, and electronic communications by directors, officers and other Company employees without additional compensation. We have retained Laurel Hill to assist us in soliciting proxies in connection with the Special Meeting. The Company expects to pay Laurel Hill $7,500, plus expenses, for its services. We will bear the cost of the solicitation of the proxies, including postage, printing and handling. Broadridge Financial Solutions will distribute proxy materials to banks, brokers, and other nominees for forwarding to beneficial owners and will request brokerage houses and other custodians, nominees, and fiduciaries to forward soliciting material to the beneficial owners of the common stock held on the record date by such persons. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials.
What happens if the meeting is postponed or adjourned?
Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.
How can I find out the results of the voting at the Special Meeting?
Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K, or Form 8-K, that we expect to file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
What if I have technical difficulties or trouble accessing the Special Meeting?
If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call the technical support number that will be posted on the virtual Special Meeting log-in page. Technical support will be available starting at 8:45 a.m. Pacific Time on January 27, 2026 and will remain available until the Special Meeting has ended.
What is “householding”?
SEC rules concerning the delivery of disclosure documents allow us or your broker to send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family, unless we have received contrary instructions from one or more of the stockholders. This practice, referred to as “householding,” benefits both you and the Company. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements, and information statements.
We will undertake to deliver promptly, upon written or oral request, a separate copy to a stockholder at a shared address to which a single copy of the proxy materials was delivered. You may make a written request by sending a notification to: Corporate Secretary, Momentus Inc., 3901 N. First Street, San Jose, California 95134, providing your name, your shared address, and the address to which we should direct the additional copy of the proxy materials. Multiple stockholders sharing an address who have received one copy of a mailing and would prefer us to mail each stockholder a separate copy of future mailings should contact us at our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of a mailing and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made through our principal executive offices. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions
Who should I contact if I have any additional questions?
If you hold your shares directly, please contact an investor relations representative at investors@momentus.space. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.
You may also contact the Proxy Solicitor at:
2 Robbins Lane, Suite 201
Jericho, New York 11753
Banks and Brokers Call (516) 933-3100
All Others Call Toll-Free (888) 742-1305

PROPOSAL NO. 1

CONVERTIBLE NOTES AND WARRANTS PROPOSAL
General
Momentus is asking stockholders to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of our Class A common stock to the holders of the Convertible Notes and Warrants (including the Convertible Notes and Investor Warrants issuable upon exercise of the AIR Warrants, as described further below in this proposal) in excess of 19.99% of our outstanding shares of Class A common stock pursuant to the Nasdaq Listing Rules, and any future adjustments of the exercise price of the warrants or Conversion Price of the Convertible Notes. The key terms of the Convertible Note, the Investor Warrants, the AIR Warrants, the Purchase Agreement, the Registration Rights Agreement, and the Security Agreement relating to this Convertible Notes and Warrants Proposal are as summarized below and as described in the Current Report on Form 8-K filed by the Company with the SEC on September 29, 2025 (the “Investor Form 8-K”).
The information set forth in this proposal is further qualified in its entirety by reference to the full text of the forms the Convertible Note, the Investor Warrants, the AIR Warrants, the Purchase Agreement, the Registration Rights Agreement, and the Security Agreement, each attached as Exhibits 4.1, 4.2, 4.3, 10.1, 10.2, and 10.3, respectively, to the Investor Form 8-K. Stockholders are urged to carefully read these documents.
All share numbers and dollar values throughout this Proposal are presented on a post-Reverse Stock Split basis, and reflect the 1-for-17.85 Reverse Stock Split that became effective on December 17, 2025 at 5:00 p.m. Eastern Time.
Background
On September 25, 2025, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with Yield Point NY, LLC (the “Investor”), pursuant to which the Company agreed to sell (the “Offering”) (i) a Junior Secured Convertible Note having an aggregate principal amount of $1,630,435, maturing twelve months after the issue date, with original issue discount of 8%, convertible into shares of Class A common stock of the Company, par value $0.00001 per share (“Class A common stock” or “common stock”) at a conversion price of $19.9206 per share, and if not converted then amortized over the final six months concluding on the maturity date (the “Convertible Note”), and (ii) warrants to purchase up to 81,847 shares of Class A common stock at an exercise price of $24.99 per share (the “Investor Warrants”). The Company received approximately $1,500,000 in gross proceeds from the Offering.
Securities Purchase Agreement
The Purchase Agreement contains representations and warranties of the Company and the Investor which are typical for transactions of this type. In addition, the Purchase Agreement contains customary covenants on the Company’s part that are typical for transactions of this type, as well as the following additional covenants: (i) for as long as the Convertible Note remain outstanding, the Company agreed not to effect or enter into an Equity Line of Credit (as defined below) or agreement to effect any issuance by the Company or any of its subsidiaries involving a variable rate transaction, other than an “at the market” offering of common stock; and (ii) the Company agreed to hold a stockholder meeting within 60 days of the date of the Purchase Agreement at which the Company will solicit the stockholders’ affirmative vote for approval of the issuance in excess of 19.9% of shares outstanding as of the date of the Purchase Agreement in accordance with the applicable law and rules and regulations of The Nasdaq Stock Market LLC (“Nasdaq”).
The Purchase Agreement obligates the Company to indemnify the Investor and various related parties for certain losses including those resulting from (i) any misrepresentation or breach of any representation or warranty made by the Company, (ii) any breach of any obligation of the Company, and (iii) certain claims by third parties.
Convertible Note and Warrants
The Convertible Note is a junior secured obligation of the Company and is secured by certain personal property of the Company, pursuant to a Security Agreement (as defined below). Unless earlier converted, the

Convertible Note will mature in September 2026. The Convertible Note bears interest at a rate of 8% per annum, subject to increase in the event of default to the lesser of 18% per annum or the maximum rate permitted under applicable law. The Convertible Note, including interest accrued thereon, is convertible at any time, in whole or in part, at the option of the holder into shares of Class A common stock at a conversion price of $19.9206 per share, subject to adjustment as set forth therein. The Convertible Note has a beneficial ownership limitation such that the Investor will not have the right to convert any portion of the Convertible Note if the Investor (together with its affiliates or any other persons acting together as a group with the Investor) would beneficially own in excess of 4.99% of the number of shares of Class A common stock outstanding immediately after giving effect to the issuance of Class A common stock issuable upon conversion of the Convertible Note, or, upon 61 days’ prior written notice to the Company, 9.99% of the number of shares of Class A common stock outstanding immediately after giving effect to the issuance of Class A common stock issuable upon conversion of the Convertible Note. Commencing on the six-month anniversary of the date of the issuance of the Convertible Note, and on the same date every month thereafter, the Company shall make six equal amortization payments, with each payment being equal to one-sixth of the initial principal amount, plus all accrued but unpaid interest.
The Convertible Note also contains certain negative covenants, including prohibitions on the incurrence of indebtedness, liens, amendments to the Company’s organizational documents, dividends, redemption, related party transactions and entry into any equity line of credit agreement or variable rate transactions other than an “at the market” offering of common stock. The Convertible Notes also contain standard and customary events of default including, but not limited to, failure to make payments when due, failure to observe or perform covenants or agreements contained in the Convertible Note, existence of a default or event of default under any of the Transaction Documents (as defined below), the bankruptcy or insolvency of the Company or any of its subsidiaries and unsatisfied judgments against the Company.
The Investor Warrants entitle the holder to purchase up to 81,847 shares of Class A common stock. The Investor Warrants are exercisable immediately and have a term of five years. The Investor Warrants each have an exercise price of $24.99 per share, subject to adjustment as set forth therein.
AIR Warrants
Pursuant to the Purchase Agreement, the Company also sold to the Investor warrants to purchase up to $4,000,000 in principal amount of additional Convertible Notes and Investor Warrants (the “AIR Warrants”). The AIR Warrants are exercisable immediately and have a term of five years. The Company may require the holder of the AIR Warrants to exercise AIR Warrants with respect to no more than two times the average daily trading volume of the common stock for the five prior trading days at any time when such average daily trading price for the Class A common stock for the five prior trading days is at least 125% of the original conversion price of the Convertible Note.
Registration Rights Agreement
In connection with the Purchase Agreement, the Company and the Investor entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company filed a registration statement on Form S-1 registering for resale the shares of Class A common stock issuable upon conversion of the Convertible Note and Investor Warrants (the “Investor Resale Registration Statement”) with the SEC on October 24, 2025. The Investor Resale Registration Statement went effective on November 13, 2025. If certain of the Company’s obligations under the Registration Rights Agreement are not met, the Company is required to pay partial liquidated damages to the Investor.
Security Agreement
The Company also entered into a Security Agreement (the “Security Agreement”) with the Investor, as collateral agent (the “Collateral Agent”), the Investor and such holders of the Convertible Notes as may be issued in the future (together with the Investor, the “Secured Parties”). Pursuant to the Security Agreement, the Secured Parties were granted a security interest in certain of the Company’s personal property (the “Pledged Collateral”) to secure the payment and performance of all of the Company’s obligations under the Convertible Note, Investor Warrants, Purchase Agreement, Registration Rights Agreement, and Security Agreement (together, the “Transaction Documents”).

Nasdaq Stockholder Approval Requirement
Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the common stock for the five (5) trading days immediately preceding the signing of the binding agreement for the issuance of such securities (the “Minimum Price”).
Potential Effects of Approval of this Proposal
If our stockholders approve this Proposal, we would be able to convert up to approximately $1.5 million in principal amount of debt to stockholders’ equity by issuance of shares of our Class A common stock upon conversion of the Convertible Note, thus increasing the Company’s stockholders’ equity. While it is difficult to predict the total number of shares of Class A common stock we may issue under the Purchase Agreement, using the Floor Price (as such term is defined in the Convertible Note) of $3.927 as the Conversion Price (as such term is defined in the Convertible Note) for all principal and interest due under the Convertible Note, we estimate that we may issue as many as 381,971 shares of Class A common stock upon conversion of the Convertible Note, and 81,847 shares of Class A common stock upon exercise of the Investor Warrants.
The issuance of securities pursuant to conversion of the Convertible Note and exercise of the Investor Warrants will not affect the rights of the Company’s existing stockholders, however, the issuance of the securities described in this Proposal would result in the issuance of over 20% of the Company’s outstanding shares of Class A common stock on a pre-transaction basis and our stockholders will incur substantial dilution of their percentage ownership to the extent that the Investor fully converts the Convertible Note and fully exercises the Investor Warrants. Further, because of the possibility that the Conversion Price of the Convertible Note may be further adjusted to a lower amount based upon the price of future issuances of our Class A common stock or the possibility that the Company may offer to reduce the Conversion Price of the Convertible Note or the exercise price of the Investor Warrants, stockholders may experience an even greater dilutive effect. Stockholder approval of this Proposal will apply to all issuances of shares of Class A common stock pursuant to the conversion of the Convertible Note and the exercise of the Investor Warrants. This also means that our current stockholders will own a smaller interest in us as a result of the conversion of the Convertible Note and exercise of the Investor Warrants, and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of the shares underlying the Convertible Note and Investor Warrants could also have a dilutive effect on the book value per share and any future earnings per share. We have agreed to file a registration statement to permit the public resale of the Convertible Note shares and Investor Warrant shares. The influx of those shares into the public market could have a negative effect on the trading price of our Class A common stock.
Consequences of Not Approving this Proposal
If our stockholders do not approve this and we are not able to issue shares of our Class A common stock in connection with the conversion of the Convertible Note and exercise of the Investor Warrants below the Minimum Price, (i) we would be required to make repayments of the Convertible Note in substantial amounts of cash rather than in shares of Class A common stock, and (ii) the Pledged Collateral would continue to be subject to the security interest granted pursuant to the Security Agreement to secure such repayments.
Vote Required
Assuming a quorum is present, the affirmative vote of a majority of the total votes cast on this Proposal is required for approval of this Convertible Notes and Warrants Proposal. For purposes of the approval of this Convertible Notes and Warrants Proposal, abstentions and broker non-votes will have no effect on the result of the vote.
THE BOARD UNANIMOUSLY RECOMMENDS THAT
YOU VOTE “FOR” THE CONVERTIBLE NOTES AND WARRANTS PROPOSAL.

PROPOSAL NO. 2

EQUITY LINE OF CREDIT PROPOSAL
General
Momentus is asking stockholders to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of our Class A common stock to the Investor in excess of 19.99% of our outstanding shares of Class A common stock pursuant to the Nasdaq Listing Rules, and any future adjustments to the ELOC rate. The key terms of the Pre-Funded Warrants, the Equity Purchase Agreement, and the EPA Registration Rights Agreement relating to this Equity Line of Credit Proposal are as summarized below and as described in the Investor Form 8-K.
The information set forth in this proposal is further qualified in its entirety by reference to the full text of the Pre-Funded Warrants, the Equity Purchase Agreement, and the EPA Registration Rights Agreement, each attached as Exhibits 4.4, 10.4, and 10.5, respectively, to the Investor Form 8-K. Stockholders are urged to carefully read these documents.
All share numbers and dollar values throughout this Proposal are presented on a post-Reverse Stock Split basis, and reflect the 1-for-17.85 Reverse Stock Split that became effective on December 17, 2025 at 5:00 p.m. Eastern Time.
Background
Equity Purchase Agreement
On September 25, 2025 (the “Execution Date”), the Company, entered into an equity purchase agreement (“Original Equity Purchase Agreement”) with the Investor, which was amended on December 23, 2025 pursuant to the First Amendment to Equity Purchase Agreement (the “EPA Amendment” and, together with the Original Equity Purchase Agreement as amended by the EPA Amendment, the “Equity Purchase Agreement”). Under the Equity Purchase Agreement, the Company has the right, but not the obligation, to direct the Investor to purchase up to $50,000,000 (the “Maximum Commitment Amount”) in shares of Class A common stock of the Company upon satisfaction of certain terms and conditions contained in the Equity Purchase Agreement (the “Equity Line of Credit” or “ELOC”), including, without limitation, an effective registration statement filed with the SEC registering the resale of the shares of Put Stock (defined below) and the shares of Commitment Stock (defined below) and additional shares to be sold to the Investor from time to time under the Equity Purchase Agreement. The term of the Equity Purchase Agreement began on the Execution Date and ends on the earlier of (i) the date on which the Investor shall have purchased shares of Class A common stock issued, or that the Company shall be entitled to issue, per any applicable Put Notice in accordance with the terms and conditions of the Equity Purchase Agreement (the “Put Stock”) equal to the Maximum Commitment Amount, (ii) the date that is thirty-six (36) months from the date the Registration Statement is declared effective, (iii) written notice of termination by the Company to the Investor (which shall not occur at any time that the Investor holds any of the shares of Put Stock, or within 30 days of the sale to the Investor of Put Stock), or (iv) written notice of termination by the Investor to the Company (the “Commitment Period”).
During the Commitment Period, the Company may direct the Investor to purchase shares of Put Stock by delivering a notice (a “Put Notice”) to the Investor. The Company shall, in its sole discretion, select the number of shares of Put Stock requested by the Company in each Put Notice. However, such amount may not exceed the Maximum Put Amount (as defined in the Equity Purchase Agreement). The purchase price to be paid by the Investor for the shares of Put Stock will be 94% of the lowest trade of the Company's Class A common stock on Nasdaq during the three consecutive trading days commencing on the date the Put Notice is delivered.
In consideration for the Investor’s execution and delivery of, and performance under the Equity Purchase Agreement, on the Execution Date, the Company in its discretion shall either (i) pay to the Investor in cash $750,000 (“Commitment Cash”) or (ii) issue pre-funded warrants to purchase Class A common stock (the “Pre-Funded Warrant”) to the Investor in a form acceptable to the Investor in its sole discretion and having an exercise price per share of $0.0001785 (the “Commitment Stock”) having a value of $750,000 based on closing price of the Class A common stock based on the shares price that is calculated the 5-day volume weighted average price of the Class A common stock beginning on the date that the Initial Registration Statement (defined below) is declared effective (the “Commitment Stock Price”). All of the shares of Commitment Stock were fully earned as of the Execution Date, and the issuance of the shares of Commitment Stock is not contingent upon any other event or condition, including, without limitation, the effectiveness of the Initial Registration Statement or the Company’s submission of a Put Notice to the Investor and irrespective of any termination of the Equity Purchase Agreement.
Pursuant to the Equity Purchase Agreement, the Company filed the Investor Resale Registration Statement with the SEC on October 24, 2025, which registered for resale the shares of Put Stock and Commitment Stock. The Investor Resale Registration Statement went effective on November 13, 2025.
In addition, under applicable rules of Nasdaq, the Company may not issue or sell to the Investor under the Equity Purchase Agreement more than 19.99% of the shares of Class A common stock outstanding immediately prior to the execution of the Equity Purchase Agreement (the “Exchange Cap”), unless (i) the Company obtains stockholder approval to issue shares in excess of the Exchange Cap, or (ii) the average price per share paid by the Investor for all of the shares of Class A common stock that the Company directs the Investor to purchase pursuant to the Equity Purchase Agreement, if any, is equal to or greater than a price equal to the lower of (a) the official closing price of the Company’s Class A common stock on Nasdaq immediately preceding the execution of the Equity Purchase Agreement, and (b) the average official closing price of the Company’s Class A common stock on Nasdaq for the five consecutive trading days immediately preceding the execution of the Equity Purchase Agreement, so that the Exchange Cap limitation will not apply to issuances and sales of Class A common stock pursuant to the Equity Purchase Agreement. In any event, the Equity Purchase Agreement specifically provides that the Company may not issue or sell any shares of Class A common stock under the Equity Purchase Agreement if such issuance or sale would breach applicable rules of The Nasdaq Stock Market, LLC.
The Equity Purchase Agreement contains customary representations, warranties, agreements, and conditions to completing future sale transactions, indemnification rights and obligations of the parties. Among other things, the Investor represented to the Company, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act).
Pre-Funded Warrant
The Pre-Funded Warrant certifies that, for value received, the Investor is entitled to be issued up to $750,000 of shares of Class A common stock based upon the Commitment Stock Price and has an initial exercise price of $0.0001785 per share. The Pre-Funded Warrants may not be exercised if the aggregate number of shares of the Class A common stock beneficially owned by the holder would exceed 4.99% immediately after exercise thereof, which ownership cap may be increased by the holder up to 9.99% upon 61 days’ prior notice.
EPA Registration Rights Agreement
On the Effective Date, in connection with the Equity Purchase Agreement, the Company entered into a registration rights agreement with the Investor (the “EPA Registration Rights Agreement”), pursuant to which the Company filed the Investor Resale Registration Statement with the SEC on October 24, 2025. The shares registered for resale under the Investor Resale Registration Statement included (i) the shares of Commitment Stock issuable upon exercise of the Pre-Funded Warrant and (ii) the shares of Put Stock issuable pursuant to the Equity Purchase Agreement. The Investor Resale Registration Statement went effective on November 13, 2025.
Nasdaq Stockholder Approval Requirement
Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the common stock for the five (5) trading days immediately preceding the signing of the binding agreement for the issuance of such securities.
Pursuant to the Equity Purchase Agreement, in no event may we issue or sell to the Investor shares of our Class A common stock in excess of the Exchange Cap, unless (i) we obtain stockholder approval to issue shares of Class A common stock in excess of the Exchange Cap or (ii) the average price per share of all applicable sales of our Class A common stock to the Investor under the Equity Purchase Agreement equals or exceeds the Minimum Price (which represents the lower of (a) the official closing price of our Class A common stock on Nasdaq immediately preceding the execution of the Equity Purchase Agreement and (b) the average official closing price of our Class A common stock on Nasdaq for the five consecutive trading days immediately preceding the execution of the Equity Purchase Agreement, so that the Exchange Cap limitation will not apply to issuances and sales of Class A common stock pursuant to the Equity Purchase Agreement.
In any event, the Equity Purchase Agreement specifically provides that we may not issue or sell any shares of our Class A common stock under the agreement if such issuance or sale would breach any applicable Nasdaq rules. In order to fully utilize the $50,000,000 maximum aggregate purchase price available under the Equity Purchase Agreement, we are required to obtain stockholder approval pursuant to Nasdaq Listing Rule 5635(d) to permit issuances of our Class A common stock (including the issuance of more than 19.99% of our Class A common stock) to the Investor pursuant to the Equity Purchase Agreement. Based on the Minimum Price, we will need to issue a number of shares that exceeds the Exchange Cap to fully utilize the maximum aggregate purchase price available under the Equity Purchase Agreement.
Accordingly, we are seeking stockholder approval for the issuance of shares of our Class A common stock under the Equity Purchase Agreement in excess of the Exchange Cap, including the issuance of up to 42,017 shares of Class A common stock underlying the Pre-Funded Warrants, as required by Nasdaq Listing Rule 5635(d).
Potential Effects of Approval of this Proposal
If our stockholders approve this Proposal, we will be able to eliminate the Exchange Cap in the Equity Purchase Agreement and therefore have the option to issue shares of Put Stock up to the Maximum Commitment Amount and the Commitment Shares under the Equity Purchase Agreement, which would exceed 19.99% of our issued and outstanding shares of Class A common stock as of the date we executed the Equity Purchase Agreement. This will allow the Company to continue to execute upon our current business plan. Additionally, the Company may negotiate a different rate for the ELOC with the Investor.
If stockholders approve this Proposal, the rights or privileges of our existing stockholders will not be affected, except that the economic and voting interests of each of our existing stockholders will be significantly diluted should we choose to require the Investor to purchase shares of Put Stock equal to the Maximum Commitment Amount. Although the number of shares of our Class A common stock that our existing stockholders own will not decrease, the shares of our Class A common stock owned by our existing stockholders may represent a smaller percentage of our total outstanding shares of our Class A common stock after any such issuance. Should stockholder approval be received and we sell Put Stock up to the Maximum Commitment Amount, we may sell up to 3,145,782 shares of Class A common stock, calculated by using the closing price of our shares of Class A common stock on the Record Date of $15.89 per share, as adjusted for the Reverse Stock Split. If the Company had issued a Put Notice at 4:00 p.m. Eastern Time on the Record Date, and assuming stockholder approval was received and the EPA Amendment was in effect, the Maximum Put Amount would have been 50,333 shares of Class A common stock with a Purchase Price of $7.43 per share. If for purposes of illustration the applicable trading volumes were kept the same, but the applicable trading prices of the Company's Class A common stock were reduced by 30%, the Maximum Put Amount would have been 71,904 shares of Class A common stock with a Purchase Price of $5.20 per share. If instead applicable trading prices were kept the same, but the applicable trading volumes were reduced by 30%, the Maximum Put Amount would have been 49,021 and the Purchase Price would have been $7.43 per share. The issuance of shares of Class A common stock or other securities of the Company in connection with the ELOC could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest, election of members to the Board or an extraordinary corporate transaction opposed by the Company.

Consequences of Not Approving this Proposal
We are not seeking the approval of our stockholders to authorize our entry into the Equity Purchase Agreement and any related documents, as we have already done so and such documents are already binding obligations of the Company. The failure of the Company’s stockholders to approve this Proposal will not negate the existing terms of the documents, which will remain binding obligations of the Company. In particular, the Company has already issued the Pre-Funded Warrants to the Investor as consideration for its commitment to purchase shares of Class A common stock under the Equity Purchase Agreement.
If our stockholders do not approve this Proposal, we will be unable to issue any shares pursuant to the Equity Purchase Agreement in excess of the Exchange Cap, unless the average price per share of all applicable sales of our Class A common stock to the Investor under the Equity Purchase Agreement equals or exceeds the Minimum Price, and we may be limited in the amount of money we can draw down on the ELOC under the Equity Purchase Agreement. The failure of our stockholders to approve this Proposal, (i) may result in our inability to take full advantage of the ELOC, and (ii) may require the Company to seek alternative sources of financing which may not be available on advantageous terms, or at all, and which may result in the occurrence of additional transaction expenses. Accordingly, if the Company is limited in the number of shares it can issue under the ELOC, dilution to stockholders will be limited and have the effect of limiting the Company’s growth potential and ability to maintain its listing on the Nasdaq Capital Market with no additional capital under the ELOC.
Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent upon our ability to raise capital and satisfy our ongoing business needs. If we are unable to issue shares pursuant to the Equity Purchase Agreement in excess of the Exchange Cap, we may be unable to fully satisfy our ongoing business needs on the terms or timeline we anticipate, if at all, the effect of which could materially and adversely impact future operating results, and result in a delay in or modification or abandonment of our business plans.
Vote Required
Assuming a quorum is present, the affirmative vote of a majority of the total votes cast on this Proposal is required for approval of this Equity Line of Credit Proposal. For purposes of the approval of this Equity Line of Credit Proposal, abstentions and broker non-votes will have no effect on the result of the vote.
THE BOARD UNANIMOUSLY RECOMMENDS THAT
YOU VOTE “FOR” THE EQUITY LINE OF CREDIT PROPOSAL.

PROPOSAL NO. 3

OCTOBER 2025 INDUCEMENT WARRANT PROPOSAL
General
Momentus is asking stockholders to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of up to 418,466 shares of Class A common stock upon the exercise of the October 2025 Inducement Warrants issued by the Company pursuant to the October 2025 Inducement Agreement (such shares of Class A common stock issuable upon exercise thereof, the “October 2025 Inducement Warrant Shares”), and any future adjustments of the exercise price of the warrants. The key terms of the October 2025 Inducement Agreement and the October 2025 Inducement Warrants relating to this October 2025 Inducement Warrant Proposal are as summarized below and as described in the Current Report on Form 8-K filed by the Company with the SEC on October 15, 2025 (the “October 2025 Inducement Form 8-K”).
The information set forth in this proposal is further qualified in its entirety by reference to the full text of the forms of the October 2025 Inducement Warrant and October 2025 Warrant Inducement Agreement, each attached as Exhibits 4.1 and 10.1, respectively, to the October 2025 Inducement Form 8-K. Stockholders are urged to carefully read these documents.
All share numbers and dollar values throughout this Proposal are presented on a post-Reverse Stock Split basis, and reflect the 1-for-17.85 Reverse Stock Split that became effective on December 17, 2025 at 5:00 p.m. Eastern Time.
Description of the October 2025 Inducement Agreement and October 2025 Inducement Warrants
On October 14, 2025, we entered into a warrant inducement agreement (the “October 2025 Inducement Agreement”) with an existing holder (the “October 2025 Warrant Investor”) of certain existing warrants to purchase shares of Class A common stock. Pursuant to the October 2025 Inducement Agreement, the October 2025 Warrant Investor agreed to, among other things, exercise for cash all of (i) its warrants issued on March 21, 2025 (the “March Warrants”) to purchase 120,049 shares of Class A common stock at an exercise price of $25.5255 per share, which was the closing price of the Class A common stock on the Nasdaq Capital Market on October 13, 2025 and (ii) its warrants issued on July 1, 2025 (the “July Warrants” and, together with the March Warrants, the “Existing Warrants”) to purchase 158,929 shares of Class A common stock at an exercise price of $25.1685 per share, for an aggregate of 278,978 shares of Class A common stock at an exercise price of $13.7445, pursuant to the terms of the December 2025 Inducement Agreement (as defined below). In consideration for exercising the Existing Warrants, we agreed to issue to the October 2025 Warrant Investor the October 2025 Inducement Warrants to purchase up to 418,466 shares of Class A common stock (the “October 2025 Inducement Warrant Shares”).
Under the October 2025 Inducement Agreement, we are obligated to seek stockholder approval for the exercise of the October 2025 Inducement Warrants at either an annual or special meeting of stockholders to be held on or prior to December 13, 2025.
The October 2025 Inducement Warrants, which were issued pursuant to the October 2025 Inducement Agreement, will become exercisable upon the date we receive approval of our stockholders (the “October 2025 Stockholder Approval Date”) in accordance with the applicable rules and regulations of Nasdaq, and may be exercised following such date through the five (5) year anniversary of the October 2025 Stockholder Approval Date, at an exercise price of $13.7445 per share of Class A common stock (the “October 2025 Exercise Price”).
Upon obtaining stockholder approval, the October 2025 Inducement Warrants will become immediately exercisable. The October 2025 Exercise Price is subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Class A common stock. Subject to limited exceptions, the holder of the October 2025 Inducement Warrants will not have the right to exercise any portion of its October 2025 Inducement Warrants if the holder (together with such holder’s affiliates, and any persons acting as a group together with the holder or any of the holder’s affiliates) would beneficially own a number of shares of Class A common stock in excess of 4.99% of the shares of Class A common stock then outstanding. At the holder’s option, upon notice to the Company, the holder may increase or decrease this beneficial ownership limitation not to exceed 9.99% of the shares of Class A common stock then outstanding, with any such increase becoming effective upon 61 days’ prior notice to the Company.
The Company filed a registration statement on Form S-1 with the SEC on October 27, 2025, which registered for resale the October 2025 Inducement Warrant Shares. That registration statement went effective on November 17, 2025. The Company also agreed, subject to certain exceptions, not to issue any shares of Class A common stock or common stock equivalents until thirty (30) days following the date of the October 2025 Inducement Agreement or enter into or effect Variable Rate Transaction (as defined in the October 2025 Inducement Agreement) until ninety (90) days following the date of the October 2025 Inducement Agreement.
The October 2025 Inducement Warrants, and the October 2025 Inducement Warrant Shares underlying the October 2025 Inducement Warrants, were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, contained in Section 4(a)(2) thereof.
Why We Need Stockholder Approval
Our Board of Directors has determined that the October 2025 Inducement Warrants, and the Company’s ability to issue Class A common stock upon exercise of the October 2025 Inducement Warrants, are in the best interests of the Company and its stockholders because the exercise of the Existing Warrants in connection with the sale of the October 2025 Inducement Warrants provided the Company with significant capital. Accordingly, we are seeking stockholder approval of this Proposal in order to comply with the terms of the October 2025 Inducement Agreement and Nasdaq Rule 5635(d), to the extent applicable.
Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the common stock for the five (5) trading days immediately preceding the signing of the binding agreement for the issuance of such securities.
Accordingly, to satisfy Nasdaq Listing Rule 5635(d), we are seeking stockholder approval for the potential issuance of the 418,466 October 2025 Inducement Warrant Shares. Further, under the October 2025 Inducement Warrants, we are obligated to seek stockholder approval for the exercise of the October 2025 Inducement Warrants at either an annual or special meeting of stockholders to be held on or prior to December 13, 2025.
Potential Effects of Approval of this Proposal
If approved, this Proposal would allow the holder of the October 2025 Inducement Warrants to acquire up to 418,466 October 2025 Inducement Warrant Shares, subject to applicable beneficial ownership limitations. The number of October 2025 Inducement Warrant Shares issuable under the October 2025 Inducement Warrants is subject to adjustment in proportion to a stock split or reverse stock split. Once issued, each October 2025 Inducement Warrant Share would have the same rights and privileges as each currently outstanding share of Class A common stock. The issuance of the October 2025 Inducement Warrants or the October 2025 Inducement Warrant Shares will not affect the rights of the holders of outstanding shares of Class A common stock, but any issuance of the October 2025 Inducement Warrant Shares will have a dilutive effect on holders of our Class A common stock or securities convertible into Class A common stock, including the voting power, liquidation value, book value and economic rights of existing stockholders, and may result in a decline in the Company’s stock price or greater price volatility. In addition, upon issuance of the October 2025 Inducement Warrant Shares, there would be a greater number of shares of our Class A common stock eligible for sale in the public markets. Any such sales, or the anticipation of the possibility of such sales, represents an overhang on the market and could depress the market price of our Class A common stock.

If this Proposal is approved and the October 2025 Inducement Warrants are exercised for cash, we will receive proceeds of up to an additional approximately $5.8 million, before giving effect to any beneficial ownership limitations contained in the October 2025 Inducement Warrants, and any future adjustments of the exercise price of the warrants, which may have the effect of limiting the October 2025 Inducement Warrants holder’s ability to exercise the October 2025 Inducement Warrants in full, or at all. Any proceeds that we may receive upon exercise(s) of the October 2025 Inducement Warrants would allow us to continue to execute upon our current business plan.
Potential Effects of Non-Approval of this Proposal
We are not seeking the approval of our stockholders to authorize the Company’s entry into the transactions described above, as the Company has already done so and such documents are already binding obligations of the Company. The failure of stockholders to approve this Proposal will not negate the existing terms of the transactions or the relevant documents, which will remain binding on the Company.
If the Company does not obtain stockholder approval at the Special Meeting, the Company is required pursuant to the terms of the October 2025 Inducement Warrants to hold a subsequent annual or special meeting every thirty (30) days thereafter to seek stockholder approval until the date stockholder approval is obtained. If the stockholders do not approve this Proposal at the Special Meeting, the Company will not be able to issue shares of Class A common stock to the October 2025 Warrant Investor upon the receipt of a notice of exercise of the October 2025 Inducement Warrants, thereby requiring the Company to hold another meeting seeking stockholder approval at further expense to the Company. The Company’s ability to successfully implement its business plans and continue as a going concern is dependent on its ability to maximize capital raising opportunities, including exercises of its outstanding warrants, like the October 2025 Inducement Warrants. Accordingly, if stockholder approval of this Proposal is not obtained, the Company may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses.
Vote Required
Assuming a quorum is present, the affirmative vote of a majority of the total votes cast on this Proposal is required for approval of this October 2025 Inducement Warrant Proposal. For purposes of the approval of this October 2025 Inducement Warrant Proposal, abstentions and broker non-votes will have no effect on the result of the vote.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE OCTOBER 2025 INDUCEMENT WARRANT PROPOSAL.

PROPOSAL NO. 4

SHARE INCREASE PROPOSAL
At the Special Meeting, our stockholders will be asked to approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended (our “Certificate of Incorporation”) to increase the authorized shares of Class A common stock issuable thereunder by 10,000,000 shares to 260,000,000 shares (the “Amendment”).
All share numbers and dollar values throughout this Proposal are presented on a post-Reverse Stock Split basis, and reflect the 1-for-17.85 Reverse Stock Split that became effective on December 17, 2025 at 5:00 p.m. Eastern Time.
Background
Our Certificate of Incorporation currently authorizes the issuance of up to 250,000,000 shares of Class A common stock and 20,000,000 shares of preferred stock. On December 10, 2025, the Board unanimously adopted resolutions setting forth a proposed amendment to Article IV of the Certificate of Incorporation, subject to stockholder approval, to increase the shares of Class A common stock that are authorized for issuance, bringing the total number of shares of Class A common stock authorized for issuance to 260,000,000. No change will be made to the other provisions of the Certificate of Incorporation pursuant to this Proposal. The additional authorized shares of Class A common stock, if and when issued, would have the same rights and privileges as the shares of Class A common stock previously authorized.
Reason for and Effect of the Amendment
The proposed increase in authorized shares will provide the Company with greater flexibility to issue additional shares of Class A common stock in connection with future financings, strategic acquisitions, equity compensation, conversions of existing securities, or other general corporate purposes, without the need for further stockholder approval (except as required by law or Nasdaq rules). The increase is not intended to have any immediate dilutive effect; however, the issuance of additional shares could be dilutive to existing stockholders depending on the circumstances and terms of issuance.
The Board believes that the proposed increase in authorized capital stock is in the best interests of the Company and its stockholders and will better position the Company to pursue its business objectives, attract strategic capital, and respond to market opportunities in a timely and efficient manner.
Text of Proposed Amendment
The text of the proposed Certificate of Amendment to effect this Proposal is attached to this Proxy Statement as Appendix A.
Principal Effects on Outstanding Common Stock
The Amendment could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of our Company more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of us. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The subsequent issuance of additional Class A common stock could result in dilution in the book value per share and the voting rights of the Class A common stock. The Board is not aware of any attempt, or contemplated attempt, to acquire control of our Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device. Other than as described herein, there are currently no definitive plans, arrangements, commitments or understandings for the issuance of the additional shares of Class A common stock which are to be authorized.

Vote Required
The affirmative vote of a majority of the outstanding shares of Class A common stock entitled to vote on this Proposal is required for approval of this Share Increase Proposal. Abstentions have the same effect as a vote “Against” the Share Increase Proposal.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE SHARE INCREASE PROPOSAL.

PROPOSAL NO. 5

DECEMBER 2025 INDUCEMENT WARRANT PROPOSAL
General
Momentus is asking stockholders to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of up to 408,577 shares of Class A common stock upon the exercise of the December 2025 Inducement Warrants issued by the Company pursuant to the December 2025 Inducement Agreement (such shares of Class A common stock issuable upon exercise thereof, the “December 2025 Inducement Warrant Shares”), and any future adjustments of the exercise price of the warrants. The key terms of the December 2025 Inducement Agreement and the December 2025 Inducement Warrants relating to this December 2025 Inducement Warrant Proposal are as summarized below and as described in the Current Report on Form 8-K filed by the Company with the SEC on December 12, 2025 (the “December 2025 Inducement Form 8-K”).
The information set forth in this proposal is further qualified in its entirety by reference to the full text of the forms of the December 2025 Inducement Warrant and December 2025 Warrant Inducement Agreement, each attached as Exhibits 4.1 and 10.1, respectively, to the December 2025 Inducement Form 8-K. Stockholders are urged to carefully read these documents.
All share numbers and dollar values throughout this Proposal are presented on a post-Reverse Stock Split basis, and reflect the 1-for-17.85 Reverse Stock Split that became effective on December 17, 2025 at 5:00 p.m. Eastern Time.
Description of the December 2025 Inducement Agreement and December 2025 Inducement Warrants
On December 9, 2025, we entered into a warrant inducement agreement (the “December 2025 Inducement Agreement”) with an existing holder (the “December 2025 Warrant Investor”) of certain existing warrants to purchase shares of Class A common stock. Pursuant to the December 2025 Inducement Agreement, the December 2025 Warrant Investor agreed to, among other things, exercise for cash all of its warrants issued on August 14, 2025 to purchase 272,385 shares of Class A common stock at an exercise price of $13.7445 per share, which was the closing price of the Class A common stock on the Nasdaq Capital Market on December 9, 2025 (the “Existing August 2025 Warrants”). In consideration for exercising the Existing August 2025 Warrants, we agreed to issue to the December 2025 Warrant Investor the December 2025 Inducement Warrants to purchase up to 408,577 shares of Class A common stock (the “December 2025 Inducement Warrant Shares”).
Under the December 2025 Inducement Agreement, we are obligated to seek stockholder approval for the exercise of the December 2025 Inducement Warrants at either an annual or special meeting of stockholders to be held on or prior to February 7, 2026.
The December 2025 Inducement Warrants, which were issued pursuant to the December 2025 Inducement Agreement, will become exercisable upon the date we receive approval of our stockholders (the “December 2025 Stockholder Approval Date”) in accordance with the applicable rules and regulations of Nasdaq, and may be exercised following such date through the five (5) year anniversary of the December 2025 Stockholder Approval Date, at an exercise price of $13.7445 per share of Class A common stock (the “December 2025 Exercise Price”).
Upon obtaining stockholder approval, the December 2025 Inducement Warrants will become immediately exercisable. The December 2025 Exercise Price is subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Class A common stock. Subject to limited exceptions, the holder of the December 2025 Inducement Warrants will not have the right to exercise any portion of its December 2025 Inducement Warrants if the holder (together with such holder’s affiliates, and any persons acting as a group together with the holder or any of the holder’s affiliates) would beneficially own a number of shares of Class A common stock in excess of 4.99% of the shares of Class A common stock then outstanding. At the holder’s option, upon notice to the Company, the holder may increase or decrease this beneficial ownership limitation not to exceed 9.99% of the shares of Class A common stock then outstanding, with any such increase becoming effective upon 61 days’ prior notice to the Company.
The Company filed a registration statement on Form S-1 with the SEC on December 19, 2025, which registered for resale the December 2025 Inducement Warrant Shares. In addition, the Company is obligated to use commercially reasonable efforts to cause such registration statement to become effective as soon as practicable. The Company also agreed, subject to certain exceptions, not to issue any shares of Class A common stock or common stock equivalents until thirty (30) days following the date of the December 2025 Inducement Agreement or enter into or effect Variable Rate Transaction (as defined in the December 2025 Inducement Agreement) until ninety (90) days following the date of the December 2025 Inducement Agreement.
The December 2025 Inducement Warrants, and the December 2025 Inducement Warrant Shares underlying the December 2025 Inducement Warrants, were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, contained in Section 4(a)(2) thereof.
Why We Need Stockholder Approval
Our Board of Directors has determined that the December 2025 Inducement Warrants, and the Company’s ability to issue Class A common stock upon exercise of the December 2025 Inducement Warrants, are in the best interests of the Company and its stockholders because the exercise of the Existing August 2025 Warrants in connection with the sale of the December 2025 Inducement Warrants provided the Company with significant capital. Accordingly, we are seeking stockholder approval of this Proposal in order to comply with the terms of the December 2025 Inducement Agreement and Nasdaq Rule 5635(d), to the extent applicable.
Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the common stock for the five (5) trading days immediately preceding the signing of the binding agreement for the issuance of such securities.
Accordingly, to satisfy Nasdaq Listing Rule 5635(d), we are seeking stockholder approval for the potential issuance of the 408,577 December 2025 Inducement Warrant Shares. Further, under the December 2025 Inducement Warrants, we are obligated to seek stockholder approval for the exercise of the December 2025 Inducement Warrants at either an annual or special meeting of stockholders to be held on or prior to February 7, 2026.
Potential Effects of Approval of this Proposal
If approved, this Proposal would allow the holder of the December 2025 Inducement Warrants to acquire up to 408,577 December 2025 Inducement Warrant Shares, subject to applicable beneficial ownership limitations. The number of December 2025 Inducement Warrant Shares issuable under the December 2025 Inducement Warrants is subject to adjustment in proportion to a stock split or reverse stock split. Once issued, each December 2025 Inducement Warrant Share would have the same rights and privileges as each currently outstanding share of Class A common stock. The issuance of the December 2025 Inducement Warrants or the December 2025 Inducement Warrant Shares will not affect the rights of the holders of outstanding shares of Class A common stock, but any issuance of the December 2025 Inducement Warrant Shares will have a dilutive effect on holders of our Class A common stock or securities convertible into Class A common stock, including the voting power, liquidation value, book value and economic rights of existing stockholders, and may result in a decline in the Company’s stock price or greater price volatility. In addition, upon issuance of the December 2025 Inducement Warrant Shares, there would be a greater number of shares of our Class A common stock eligible for sale in the public markets. Any such sales, or the anticipation of the possibility of such sales, represents an overhang on the market and could depress the market price of our Class A common stock.

If this Proposal is approved and the December 2025 Inducement Warrants are exercised for cash, we will receive proceeds of up to an additional approximately $5.6 million, before giving effect to any beneficial ownership limitations contained in the December 2025 Inducement Warrants, and any future adjustments of the exercise price of the warrants, which may have the effect of limiting the December 2025 Inducement Warrants holder’s ability to exercise the December 2025 Inducement Warrants in full, or at all. Any proceeds that we may receive upon exercise(s) of the December 2025 Inducement Warrants would allow us to continue to execute upon our current business plan.
Potential Effects of Non-Approval of this Proposal
We are not seeking the approval of our stockholders to authorize the Company’s entry into the transactions described above, as the Company has already done so and such documents are already binding obligations of the Company. The failure of stockholders to approve this Proposal will not negate the existing terms of the transactions or the relevant documents, which will remain binding on the Company.
If the Company does not obtain stockholder approval at the Special Meeting, the Company is required pursuant to the terms of the December 2025 Inducement Warrants to hold a subsequent annual or special meeting every thirty (30) days thereafter to seek stockholder approval until the date stockholder approval is obtained. If the stockholders do not approve this Proposal at the Special Meeting, the Company will not be able to issue shares of Class A common stock to the December 2025 Warrant Investor upon the receipt of a notice of exercise of the December 2025 Inducement Warrants, thereby requiring the Company to hold another meeting seeking stockholder approval at further expense to the Company. The Company’s ability to successfully implement its business plans and continue as a going concern is dependent on its ability to maximize capital raising opportunities, including exercises of its outstanding warrants, like the December 2025 Inducement Warrants. Accordingly, if stockholder approval of this Proposal is not obtained, the Company may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses.
Vote Required
Assuming a quorum is present, the affirmative vote of a majority of the total votes cast on this Proposal is required for approval of this December 2025 Inducement Warrant Proposal. For purposes of the approval of this December 2025 Inducement Warrant Proposal, abstentions and broker non-votes will have no effect on the result of the vote.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE DECEMBER 2025 INDUCEMENT
WARRANT PROPOSAL.

PROPOSAL NO. 6

ADJOURNMENT PROPOSAL
The Company is asking its stockholders to approve the postponement or adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if there are insufficient votes to approve the Convertible Notes and Warrants Proposal, the Equity Line of Credit Proposal, the October 2025 Inducement Warrant Proposal, the Share Increase Proposal, or the December 2025 Inducement Warrant Proposal at the time of the Special Meeting.
Vote Required
The affirmative vote of a majority of the voting power of the shares of our Class A common stock present in person or represented by proxy at the Special Meeting is required to approve the Adjournment Proposal. Abstentions have the same effect as a vote “Against” the Adjournment Proposal.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

OTHER BUSINESS THAT MAY COME BEFORE THE SPECIAL MEETING
Our Board is not aware of any matter to be presented for action at the Special Meeting other than the matters referred to above and does not intend to bring any other matters before the Special Meeting.
FORWARD-LOOKING STATEMENTS
Please note that this Proxy Statement and the accompanying materials contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future events and the Company’s future results of operations, financial position, business strategy and future plans. Forward-looking statements are not guarantees of future performance, and you are cautioned not to place undue reliance on such statements. In some cases, you can identify forward looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “can,” “could,” “should,” “would,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “outlook,” “forecast,” “guidance,” “objective,” “plan,” “seek,” “grow,” “target,” “if,” “continue,” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, priorities, plans or intentions. These statements are subject to known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to differ materially from results expressed or implied in this Proxy Statement and the accompanying materials. Additional information concerning these and other risk factors is contained in the Company’s latest Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2025, as amended on April 9, 2025, including the Risk Factors section therein, and in its other filings with the SEC. The forward-looking statements included in this Proxy Statement and the accompanying materials are made as of the date hereof. Except as required by law, the Company undertakes no obligation to update any of these forward-looking statements after the date of this Proxy Statement or to conform these statements to actual results or revised expectations.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information known to us regarding the beneficial ownership of our Class A common stock as of December 1, 2025, for each of our named executive officers for 2024, directors, all executive officers and directors as a group and each person known by us to be the beneficial owner of more than 5% of our Class A common stock. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock units, within 60 days of December 1, 2025. Class A common stock subject to warrants or options that are currently exercisable or exercisable within 60 days of December 1, 2025 or subject to restricted stock units that vest within 60 days of December 1, 2025 are considered outstanding and beneficially owned by the person holding such warrants, options or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to us, we believe that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise noted, the business address of each of our directors and executive officers is c/o Momentus Inc., 3901 N. First Street, San Jose, California 95134. The percentage of beneficial ownership of our shares of Class A common stock is calculated based on 1,397,179 shares of Class A common stock outstanding as of December 1, 2025.
All share numbers and dollar values throughout this Proxy Statement are presented on a post-Reverse Stock Split basis, and reflect the 1-for-17.85 Reverse Stock Split that became effective on December 17, 2025 at 5:00 p.m. Eastern Time.

Name and Address of Beneficial Owners	Number of Shares	%(1)
5% Stockholders:
None

Directors and Executive Officers:
John C. Rood	156(2)	*
Chris Hadfield	921	*
Brian Kabot	1,057(3)	*
Mitchel B. Kugler	—	*
Victorino G. Mercado	935	*
Kimberly A. Reed	938	*
Linda J. Reiners	938	*
Rob Schwarz	57(4)	*
Lon Ensler	—	*
Jon Layman	—	*
Directors and executive officers as a group (10 individuals)	5,003	*

*	Less than one percent.
(1)	The aggregate percentage of shares of Class A common stock reported to be beneficially owned by each person on December 1, 2025.
(2)	Consists of (i) 124 shares of Class A common stock and (ii) 32 shares of Class A common stock issuable upon the exercise of options.
(3)
Represents 941 shares of Class A common stock held by Brian Kabot directly. The Schedule 13D/A filed with the SEC by SRC-NI Holdings, LLC, the sponsor entity of Stable Road Acquisition Corp. (the “Sponsor”), on February 11, 2022 (the “Sponsor Schedule 13D/A”), indicated that Mr. Kabot, Juan Manuel Quiroga, and Edward K. Freedman are the three managing members of the Sponsor, the majority approval of whom is required to approve an action of the Sponsor. As a result, none of the aforementioned individuals are deemed to be beneficial owners of the Sponsor’s securities, which, based on the Sponsor Schedule 13D/A, total 116 shares of Class A common stock in sole voting power and sole investment power. The Sponsor Schedule 13D/A specifies that the Sponsor is not a member of a group.

(4)	Consists of (i) 19 shares of Class A common stock and (ii) 38 shares of Class A common stock issuable upon the exercise of options.

STOCKHOLDER PROPOSALS
For any proposal to be considered for inclusion in our Proxy Statement for submission to the stockholders at the Company’s next annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our Amended and Restated Bylaws, as amended.

PROXY AUTHORIZATION
The interest and cooperation of all stockholders in the affairs of Momentus are considered to be of the greatest importance by our management team. Whether or not you plan to attend the Special Meeting, it is requested that, whether your share holdings are large or small, you promptly authorize a proxy to vote your shares via the Internet, by telephone or by mail.

By Order of the Board of Directors,

John Rood
Chairperson, President, and Chief Executive Officer

Momentus Inc.

ANNEX A
FORM OF FOURTH CERTIFICATE OF AMENDMENT
TO THE
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED
OF
MOMENTUS INC.
MOMENTUS INC. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:
FIRST: This Fourth Certificate of Amendment amends the provisions of the Corporation’s Second Amended and Restated Certificate of Incorporation, as amended and filed with the Secretary of State of the State of Delaware (the “Second Amended and Restated Certificate of Incorporation”).
SECOND: Section 1.1 of the Corporation’s Second Amended and Restated Certificate of Incorporation shall be amended and restated in its entirety to read as follows:
“1.1 The total number of shares of all classes of stock that the Corporation has authority to issue is 284,312,500 shares, consisting of three (3) classes: 260,000,000 shares of Class A Common Stock, $0.00001 par value per share (“Class A Common Stock”), 4,312,500 shares of Class B Common Stock, $0.00001 par value per share (“Class B Common Stock” and together with the “Common Stock”), and 20,000,000 shares of Preferred Stock, $0.00001 par value per share (“Preferred Stock”).”
THIRD: This Fourth Certificate of Amendment was duly adopted in accordance with Section 242 of the DGCL.
IN WITNESS WHEREOF, the Corporation has caused this Fourth Certificate of Amendment to be duly executed in its corporate name as of the [•] day of [•], [•].
A-1

SCAN TO
VIEW MATERIALS & VOTE

MOMENTUS INC.
3901 N. FIRST STREET
SAN JOSE, CA 95134

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on January 26, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MNTS2026SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on January 26, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V82123-S27693

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MOMENTUS INC.

The Board of Directors recommends you vote FOR the following proposals:

		For	Against	Abstain
1.	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of Class A common stock in connection with the exercise of certain existing convertible notes and warrants, and any future adjustments of the exercise price of the warrants.	☐	☐	☐
2.	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of Class A common stock in connection with the use of the Company's equity line of credit and the exercise of certain pre-funded warrants, and any future adjustments of the ELOC rate.	☐	☐	☐
3.	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of Class A common stock in connection with the exercise of certain existing October 2025 inducement warrants, and any future adjustments of the exercise price of the warrants.	☐	☐	☐
4.	To approve a Certificate of Amendment to the Company's Second Amended and Restated Certificate of Incorporation to increase the number of our authorized shares of Class A common stock from 250,000,000 shares to 260,000,000 shares.	☐	☐	☐
5.	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of Class A common stock in connection with the exercise of certain existing December 2025 inducement warrants, and any future adjustments of the exercise price of the warrants.	☐	☐	☐
6.	To approve, if necessary, the postponement or adjournment of the Special Meeting to permit further solicitation and vote of proxies in favor of any of the proposals at the time of the Special Meeting.	☐	☐	☐

NOTE: Such other business may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V82124-S27693

MOMENTUS INC.
Special Meeting of Shareholders
January 27, 2026 9:00 AM PST
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) John Rood and Jon Layman, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock of MOMENTUS INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 9:00 AM PST on January 27, 2026, at the virtual special meeting to be held at www.virtualshareholdermeeting.com/MNTS2026SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side